Related Party Transactions	12 Months Ended
Jul. 31, 2019
Related Party Transactions [Abstract]
Related Party Transactions

10. Related Party Transactions

On June 28, 2018, we raised $500,000 to support our continued operations by issuing a one-year promissory note to Tom Y. Lee, a member of the Company’s Board of Directors and our largest stockholder. The note accrued interest at 6.5% per annum, compounded annually. On August 16, 2018, $500,000 of principal and approximately $4,000 of accrued interest was converted into 1,120,633 shares of common stock (See Note 8 to these consolidated financial statements).

On June 9, 2019, we entered into a five-year manufacturing supply agreement with Intercon Chemical Company (ICC) with a three-year renewal term option (the “Manufacturing Supply Agreement”). The agreement consists of manufacturing, packaging, and distribution of PURE’s SDC-based products. The Manufacturing Supply Agreement provides:

●	ICC licenses PURE’s patents and technology know-how for the non-exclusive manufacture of PURE’s SDC-based products.
●	ICC will invest in plant improvements to allow for expanded SDC production.
●	ICC’s R&D team will collaborate on SDC product line development.

The Manufacturing Supply Agreement may be terminated by mutual written consent, or by either party upon the material breach of the terms of the agreement by the other party.

During the years ended July 31, 2019 and 2018, our net product sales to ICC was $5,000 and $8,000, respectively. As of July 31, 2019 and 2018, there was no accounts receivable due to the Company for products purchased by ICC. During the years ended July 31, 2019 and 2018, we purchased $540,000 and $575,000, of SDC based products produced by ICC, respectively. Additionally, as of July 31, 2019 and 2018, $65,000 and $85,000 was payable to ICC for the production of SDC based products, respectively.

The president of ICC is a shareholder of the Company.

On July 29, 2019, we entered into a Sublease Agreement (the “Sublease”) with SwabPlus L.P. (“SwabPlus”), effective July 25, 2019, pursuant to which we will sublease certain office and industrial space for our corporate headquarters. The premises are located in Rancho Cucamonga, California. Pursuant to the terms of the Sublease, the Company will pay SwabPlus rent of approximately $2,333 per month, plus additional payments for real property taxes, maintenance and repair and related expenses. We terminated the El Cajon lease and transitioned to the new premises in September 2019. We expect the Sublease to drastically reduce our operating expenses as compared to our operating expenses under our prior lease at the El Cajon facility (See Note 4 to these consolidated financial statements).

Tom Y. Lee, the Company’s Chief Executive Officer, Chairman of the Board and President, also serves as chairman of the board of directors and chief executive officer of SwabPlus. Mr. Lee also serves as president of Hermosa Property, Inc., the landlord of the premises subject to the Sublease. The Sublease was considered by the Company in accordance with the Company’s Related Party Transaction and Procedures Policy, and approved by the disinterested members of the Board.